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                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

         The undersigned executive officer of ESB Financial Corporation (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                        By: /s/ Charles P. Evanoski
                                        ---------------------------
                                        Charles P. Evanoski
                                        Group Senior Vice President and
                                        Chief Financial Officer

Date: November 12, 2002